UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

EACO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 N. Lakeview Avenue
Anaheim, CA	92807
(Address of principal executive offices)	(Zip Code)

(714) 876-2490
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.

On May 5, 2008, the Company issued a press release announcing its earnings for the first quarter of 2008. A copy of the press release is attached as Exhibit 99.1. On May 16, 2008, the Company released corrected earnings for the first quarter of 2008, which were adjusted as a result of the settlement of the Company’s litigation with Horn Capital Realty. Please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2008 for a copy of the press release containing the Company’s corrected earnings, and for more information regarding the effect of the settlement on the Company’s first quarter earnings.

The information in this report (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press released dated May 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

EACO CORPORATION

By:	/s/ Glen Ceiley
Name: Glen Ceiley
Title: Chief Executive Officer
Date: May 16, 2008

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Exhibit Index

Exhibit No.	Exhibit
99.1	Press released dated May 5, 2008.

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